UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2010

NEWMONT MINING CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	001-31240	84-1611629
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 South Fiddlers Green Circle Greenwood Village, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 863-7414

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 30, 2010, Newmont Mining Corporation (the “Company”) issued a new release announcing that its subsidiary, Newmont Indonesia Limited (“NIL”), along with Nusa Tenggara Mining Corporation (“NTMC”), a subsidiary of Sumitomo Corporation, will appeal a ruling issued earlier on such date by the South Jakarta District Court, finding that PT Pukuafu Indah (“PTPI”) has an entitlement to receive the 31% stake in PT Newmont Nusa Tenggara that NIL and NTMC are required to divest and awarding PTPI monetary damages. A copy of the Company’s news release is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	News Release dated November 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT MINING CORPORATION

By: /s/ Jeffrey K. Reeser
Name: Jeffrey K. Reeser
Title: Vice President and Secretary

Dated: November 30, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release dated November 30, 2010